PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Supplement, dated April 30, 2018
to the Prospectus dated April 30, 2018
This Supplement should be read and retained with the Prospectus for your Annuity. This Supplement updates certain information in the Prospectus for the Prudential Defined Income (PDI) Variable Annuity. If you would like another copy of the current Prospectus for PDI, please call us at 1-888-PRU-2888.
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FOR USE IN CALIFORNIA ONLY
MANAGING YOUR ANNUITY
The following should be read in conjunction with the sections of your prospectus entitled "Change of Owner, Annuitant and Beneficiary Designations" under "Managing Your Annuity" and "Setting Up Your Annuity" under "Purchasing Your Annuity:"
If the Single Designated Life or Spousal Designated Lives are changed, the Guaranteed Income Amount will be recalculated on the date the change is received in our Service Office in Good Order (the "Change Date"). The Income Percentages and Income Growth Rate issued with the Annuity will not change. The new Guaranteed Income Amount, however, will be determined by multiplying the Income Percentage applicable to the attained age of the new Single Designated Life or younger Spousal Designated Life on the Change Date by the Account Value on the Change Date. The new Guaranteed Income Amount will continue to appreciate at the daily equivalent of any applicable Income Growth Rate and will continue to be adjusted based on additional Purchase Payments and any Non-Lifetime Withdrawals or Lifetime Withdrawals.
Before requesting a change under your Annuity that would result in a change to the Single Designated Life or Spousal Designated Lives, you should consider the adjustment to the Guaranteed Income Amount that will result from such a change.
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If you reside in the state of California and you are age 60 or older at the time the Annuity is issued, please note the following as it relates to your Annuity:
PURCHASING YOUR ANNUITY - REQUIREMENTS FOR PURCHASING THE ANNUITY
Initial Purchase Payment
If you are age 60 or older at the time your Annuity is issued, you are required to provide us instructions on how your initial Purchase Payment(s) should be allocated for the purposes of the “free look” period (i.e. right to cancel) under the Annuity.  Please see “Purchasing Your Annuity - Right to Cancel” below for details.
PURCHASING YOUR ANNUITY - RIGHT TO CANCEL
You may cancel your Annuity within 30 days from the date that you receive it and receive a refund as described below. The Annuity can be mailed or delivered either to us, at our Service Office, or to the Financial Professional who sold it to you. This is referred to as the “free look” period. When you apply for the Annuity, you will select either “return of Purchase Payment” treatment for the free look period or “return of Account Value” treatment.
If you choose “return of Purchase Payment” free look treatment of your Annuity, we will allocate your initial Purchase Payment and any additional Purchase Payments made during the 40 day period following the contract date to the AST Government Money Market investment option. In the event you choose to exercise your free look right under the Annuity, you will receive a refund equal to your Purchase Payment(s), less any withdrawals. If you choose “return of Purchase Payment” free look treatment and your Annuity is still in effect on the 40th day (or next Business Day) following your contract date, we will automatically transfer your Account Value to the AST Multi-Sector Fixed Income Portfolio investment option.
You may also choose to allocate your initial Purchase Payment and any additional Purchase Payments to the AST Multi-Sector Fixed Income Portfolio investment option during the 30-day free look period. If you choose to allocate to the AST Multi-Sector Fixed Income Portfolio investment option and later decide to cancel your Annuity, you will receive the greater of (a) your Account Value on the day we receive your request in Good Order, and (b) the amount of your Purchase Payment(s), less any withdrawals.

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SUMMARY OF CONTRACT FEES AND CHARGES
The following is added to the table “Underlying Mutual Fund Portfolio Annual Expenses”:

	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Government Money Market Portfolio	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%

INVESTMENT OPTION
The following new section is added to the prospectus under “Investment Option”:
The AST Government Money Market Investment Option
The AST Government Money Market investment option is added to the Annuity for the sole purpose of allocating your Purchase Payment(s) to the Annuity during the “free look” period. The AST Government Money Market investment option is not available for future allocations or transfers and has no relationship to the operation of the Defined Income Benefit.
For your information, we provide the investment objective, style/type and the name of the advisor/sub-advisor for the AST Government Money Market Portfolio in the table below:

ADVANCED SERIES TRUST (“AST”) PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/ SUBADVISER(S)
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.

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